UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 30, 2013


                               CEL-SCI CORPORATION
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                    0-11503                   84-0916344
--------------------          -----------------------      ---------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer
of incorporation)                                          Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
          -----------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



       Registrant's telephone number, including area code: (703) 506-9460



                                       N/A
             -----------------------------------------------------
          (Former name or former address if changed since last report)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     In April 2005 CEL-SCI entered into a three-year employment agreement with Maximilian de Clara, CEL-SCI's President. The April 2005 employment agreement, which was essentially the same as Mr. de Clara's two prior employment agreements, provided that during the employment term CEL-SCI would pay Mr. de Clara a salary of $363,000.

     Mr. de Clara's employment agreement was subsequently extended on several occasions to August 30, 2013. On August 30, 2013, the employment agreement with Mr. de Clara was extended to August 30, 2016

     On August 30, 2010, CEL-SCI entered into a three-year employment agreement with Patricia B. Prichep, CEL-SCI's Senior Vice President of Operations. The employment agreement with Ms. Prichep provided that, during the term of the agreement, CEL-SCI would pay Ms. Prichep an annual salary of $194,298 plus any increases approved by the Board of Directors during the period of the employment agreement.

     On August 30, 2010, CEL-SCI also entered into a three-year employment agreement with Eyal Talor, Ph.D., CEL-SCI's Chief Scientific Officer. The employment agreement with Dr. Talor provided that, during the term of the agreement, CEL-SCI would pay Dr. Talor an annual salary of $239,868 plus any increases approved by the Board of Directors during the period of the employment agreement.

     On August 30, 2013, the employment agreements with Ms. Prichep and Dr. Talor were extended to August 30, 2016. The new employment agreements with Ms. Prichep provided that, during the term of the agreements, CEL-SCI would pay Ms. Prichep an annual salary of $220,640 and pay Dr. Talor $272,388, plus any increases approved by the Board of Directors during the period of the employment agreements.

     On August 30, 2013 CEL-SCI amended certain sections of its employment agreement with Geert R. Kersten so that Mr. Kersten's employment agreement would correspond with similar sections of the employment agreements with Ms. Prichep and Dr. Talor.

     The extension and amendments to the employment agreements were approved by CEL-SCI's Compensation Committee and Board of Directors. In extending the employment agreements with the persons mentioned above, CEL-SCI's Compensation Committee and Board of Directors considered various factors, including each employee's performance in their area of responsibility, each employee's experience in his or her position, and each employee's length of service with CEL-SCI.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit           Description

10(j) Employment Agreement with Patricia Prichep (2013-2016).

10(k) Employment Agreement with Eyal Talor (2013-2016).

10(l) Amendment to Employment Agreement with Maximilian de Clara.

10(za) Amendment to Employment Agreement with Geert Kersten.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 30, 2013              CEL-SCI CORPORATION



                                    By:/s/ Geert Kersten
                                       ---------------------------
                                       Geert Kersten, Chief Executive Officer